SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report - May 28, 2002
                         ------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
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    (as depositor under a certain Pooling and Servicing Agreement dated as of
                 April 30, 2002, providing for the issuance of
               Mortgage Pass-Through Certificates, Series 2002-3)
             (Exact Name of Registrant as specified in its charter)



      Delaware                     333-81506-02                 52-2029487
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(State of Incorporation)      (Commission File No.)      (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
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                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160
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Item 5.  Other Events
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Filing of Computational Materials
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     Pursuant to Rule 424(b) under the Securities Act of 1933, subsequent to the filing of this Current Report on Form 8-K (the "Form 8-K"), Equity One ABS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Mortgage Pass-Through Certificates, Series 2002-3.

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 2002-3, First Union Securities, Inc. ("First Union"), as underwriter of the publicly offered certificates, has prepared certain materials (the "First Union Computational Materials") for distribution to its potential investors. Although the Company provided First Union with certain information regarding the characteristics of the Loans in the related portfolio, the Company did not participate in the preparation of the First Union Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

         99.1  First Union Computational Materials.

         99.2  First Union Computational Materials.

         99.3  First Union Computational Materials.

         99.4  First Union Computational Materials.

         99.5  First Union Computational Materials.

         99.6  First Union Computational Materials.

         99.7  First Union Computational Materials.

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

         99.8  First Union Computational Materials.

         99.9  First Union Computational Materials.

         99.10  First Union Computational Materials.

         99.11  First Union Computational Materials.



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*  Capitalized  terms  used and not  otherwise  defined  herein  shall  have the meanings assigned to them in the prospectus and the prospectus supplement of Equity One ABS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2002-3.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                EQUITY ONE ABS, INC.



                                By: /s/ James H. Jenkins
                                   --------------------------------------------
                                   James H. Jenkins,
                                   Senior Vice President and CFO


Dated:  July 18, 2002



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